Rule 497(e)
Registration Nos. 333-182308 and 811-22717

FIRST TRUST EXCHANGE-TRADED FUND VI
(the “Trust”)

MULTI-ASSET DIVERSIFIED INCOME INDEX FUND
(the “Fund”)

SUPPLEMENT TO THE PROSPECTUS
DATED FEBRUARY 1, 2019

NOVEMBER 15, 2019

Notwithstanding anything to the contrary in the Fund’s prospectus, the third sentence of the second paragraph of the section entitled “Principal Investment Strategies” is deleted in its entirety and replaced with the following:

The Index allocates 20% of its weight to the equity securities segment, 20% of its weight to the REIT segment, 20% of its weight to the preferred securities segment, 20% of its weight to the MLP segment and 20% of its weight to the high yield corporate bond segment.

PLEASE KEEP THIS SUPPLEMENT WITH YOUR FUND’S PROSPECTUS FOR FUTURE REFERENCE